Buffalo Emerging Opportunities Fund
A series of Buffalo Funds®

Supplement dated August 14, 2020
to the
Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2020

On August 13, 2020, the Board of Trustees of Buffalo Funds (the “Trust”) has approved a change to the name of the Buffalo Emerging Opportunities Fund (the “Emerging Opportunities Fund”). Effective October 15, 2020, the Emerging Opportunities Fund ’s name will be changed to “Buffalo Early Stage Growth Fund”.

Effective October 15, 2020, the discussion of the Fund’s investment strategy in the prospectus will read as follows:

The Early Stage Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of early stage companies, consisting of common stocks, preferred stocks, convertible securities, warrants and rights, of companies that, at the time of purchase by the Fund, have market capitalizations below the median of the Morningstar US Small Growth Index. As of June 30, 2020, the median market capitalization of the Morningstar US Small Growth Index was $3.4 billion. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and equity securities of foreign companies that are traded on U.S. stock exchanges. The Fund may invest in companies in any sector. The Fund may have significant investments in the information technology sector.

Kornitzer Capital Management, Inc., the Fund’s investment advisor (the “Advisor” or “KCM”) seeks to identify companies for the Fund’s portfolio that are expected to experience growth based on the identification of long-term, measurable secular trends, and which, as a result, the Advisor believes may have potential revenue growth in excess of the gross domestic product growth rate. Companies are screened using in-depth, in-house research to identify those which the Advisor believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Advisor may sell the Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Also effective October 15, 2020, the following non-fundamental investment restriction in the Fund’s SAI will read as follows:

(5)
Each of the Dividend Focus, Early Stage Growth Fund, High Yield, Large Cap, Mid Cap and Small Cap Funds will not change their respective investment policy of investing at least 80% of the Fund’s net assets according to the principal strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

Please retain this Supplement with your Prospectus and SAI for reference.